UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2006


                             KNOCKOUT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

              Delaware                   000-32007               13-4024018
              --------                   ---------               ----------
  (State or other jurisdiction of       (Commission             (IRS Employer
           incorporation)               File Number)         Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                     60164
        --------------------------------------                     -----
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On January 21, 2006, the Board of Directors of Knockout Holdings, Inc. (the "Company") appointed Kurt A. Garrett and Robert L. Smith, Jr. as directors to fill vacancies created by the resignation of prior Board members. There was no arrangement or understanding between either Mr. Garrett or Mr. Smith and any other person pursuant to which they were selected as directors. Neither Mr. Garrett nor Mr. Smith have been named to a committee of the Board of Directors and the Company at this time has not determined which, if any, committee of the Board of Directors Messrs. Garrett and Smith will be named.

         Kurt A. Garrett has created and patented a number of biotechnology products, devices and formulations. Since March 2005, Mr. Garrett has been employed as the Company's Director of Research and Quality Control. Mr. Garrett currently is the president of CSMO Incorporated, a private chemical and biotechnology company located in Raleigh, North Carolina. From 1997 through 1999, Mr. Garrett was a Senior Scientist of RSL International located in Research Triangle Park, North Carolina.

         Robert L. Smith, Jr. is currently President and Chief Executive Officer of The Smith Financial Group, a financial services company. From 1995 until 1999, Mr. Smith was owner of a Gold's Gym franchise until it was sold to Bally Total Fitness. Prior to that, Mr. Smith was a Marine Logistics Officer, having served as an operations officer and senior logistic advisor to several Commanding Generals during his more than 20-year career in the U.S. Marine Corps.

         As described above, since March 2005, Mr. Garrett has been employed as the Company's Director of Research and Quality Control. Mr. Garrett receives a salary of $75,000 per year in such capacity. Except as described above, there has been no transaction during the last two years, or any proposed transaction, to which the Company was or is to be a party, and in which either of Mr. Garrett or Mr. Smith had or is to have a direct or indirect material interest.
















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KNOCKOUT HOLDINGS, INC.


Dated: January 27, 2006                   By:  /s/ John Bellamy
                                              -------------------------------
                                          Name:    John Bellamy
                                          Title:   Chief Executive Officer































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